SECURITIES AND EXCHANGE COMMISSION

              Washington, D.C. 20549


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                     FORM 8-K



                  CURRENT REPORT



      Pursuant to section 13 or 15(d) of the
          Securities Exchange Act of 1934

         Date of Report: November 7, 1995



               ELSINORE CORPORATION
     (Exact name of registrant as specified in its charter)

     STATE OF NEVADA         1-7831            88 0117544
     (State or other      (Commission File   (IRS Employer
     jurisdiction)            Number)        of Incorporation
                                             Identification No.)





     202 Fremont Street                 89101
     Las Vegas, Nevada                (Zip Code)
     (Address of principal
     executive offices)


     Registrant's telephone, including area code: (702) 385-4011










     Item 3.  Bankruptcy or Receivership.


          On October 31, 1995, Elsinore Corporation (the "Registrant" or the "Company") and certain subsidiaries of the Registrant filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Nevada (Las Vegas, Nevada). The file number in the case is 95-24685 RCJ with Judge Robert C. Jones presiding.

          In connection with the filing of the petition, the Registrant has been informed by the American Stock Exchange that trading on the exchange in the common stock of the Company has been halted indefinitely pending clarification of the outcome of the bankruptcy proceedings.


     Item 7.  Financial Statements and Exhibits

          (C)  Exhibits.

          99.1 Press Release dated October 31, 1995.

          99.2 Voluntary Petition for bankruptcy pursuant to Chapter 11 of the Bankruptcy Code dated October 31, 1995.































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                    SIGNATURE:


          Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated: November 7, 1995


                              ELSINORE CORPORATION




                              By:
                              THOMAS E. MARTIN, President









































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